As filed with the Securities and Exchange Commission on April 4, 2005

Registration No. 333-122890

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Good Times Restaurants Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

84-1133368
(I.R.S. Employer Identification No.)

601 Corporate Circle
Golden, Colorado 80401
(303) 384-1400
(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Boyd E. Hoback
President and Chief Executive Officer
Good Times Restaurants Inc.
601 Corporate Circle
Golden, Colorado 80401
(303) 384-1400

(Name, address, including zip code, and telephone number, including area code, of agent for service)
______________________________

Copies to:
Roger C. Cohen, Esq.
Dwight R. Landes, Esq.
Ballard Spahr Andrews & Ingersoll, LLP
1225 17th Street, Suite 2300
Denver, Colorado 80202
(303) 292-2400
______________________________

At such time or times after the effective date of the registration statement as the selling securityholders shall determine, subject to certain contractual restrictions on the transfer of the securities
(Approximate date of commencement of proposed sale to the public)

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ x ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]__________________

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]__________________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The purpose of this Amendment No. 1 is solely to file Exhibit 5.1 to this Registration Statement as set forth below in Item 16 of Part II. No changes have been made to Part I or Items 14, 15 or 17 of Part II of the Registration Statement. Accordingly, they have been omitted.

Part II

Item 16. Exhibits.

The following exhibits are furnished as part of this registration statement:
Exhibit Number	Description
4.1

Articles of Incorporation of the registrant (previously filed on November 30, 1988 as Exhibit 3.1 to the registrant's Registration Statement on Form S-18 (File No. 33-25810-LA) and incorporated herein by reference)

4.2

Amendment to Articles of Incorporation of the registrant dated January 23, 1990 (previously filed on January 18, 1990 as Exhibit 3.1 to the registrant's Current Report on Form 8-K (File No. 000-18590) and incorporated herein by reference)

4.3

Amendment to Articles of Incorporation of the registrant (previously filed as Exhibit 3.5 to the registrant's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996 (File No. 000-18590) and incorporated herein by reference)

4.4

Certificate of Designations, Preferences, and Rights of Series B Convertible Preferred Stock (previously filed as Exhibit 1 to the Amendment No. 6 to Schedule 13D filed by The Erie County Investment Co., The Bailey Company, LLLP and Paul T. Bailey (File No. 005-42729) on February 14, 2005 and incorporated herein by reference)

4.5

Restated Bylaws of the registrant dated November 7, 1997 (previously filed as Exhibit 3.6 to the registrant's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1997 (File No. 000-18590) and incorporated herein by reference)

4.6

Securities Purchase Agreement dated as of December 30, 2004 among Good Times Restaurants Inc., Pacere Investments, LLC and individual investors (previously filed as Exhibit 10.1 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.7

Securities Purchase Agreement dated as of December 30, 2004 between Good Times Restaurants Inc. and The Bailey Company, LLLP (previously filed as Exhibit 10.2 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.8

Securities Purchase Agreement dated as of December 30, 2004 between Good Times Restaurants Inc. and Eric Reinhard (previously filed as Exhibit 10.3 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.9

Stock Restriction and Registration Rights Agreement dated as of December 30, 2004 among Good Times Restaurants Inc., Pacere Investments, LLC and individual investors (previously filed as Exhibit 10.4 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.10

Stock Restriction and Registration Rights Agreement dated as of December 30, 2004 among Good Times Restaurants Inc. and The Bailey Company, LLLP (previously filed as Exhibit 10.5 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.11

Stock Restriction and Registration Rights Agreement dated as of December 30, 2004 among Good Times Restaurants Inc. and Eric Reinhard (previously filed as Exhibit 10.6 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.12

Supplemental Registration Rights Agreement dated as of December 30, 2004 between Good Times Restaurants Inc. and The Bailey Company, LLLP (previously filed as Exhibit 10.7 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.13

Amendment to Securities Purchase Agreements dated as of January 27, 2005 among Good Times Restaurants Inc., The Erie County Investment Co., Pascere Investments, LLC and the investors signatory thereto, and Eric W. Reinhard (previously filed as Exhibit 10. 1 to the registrant's Current Report on Form 8-K filed on January 27, 2005 (File No. 000-18590) and incorporated herein by reference)

4.14

Amendment to Supplemental Stock Restriction and Registration Rights Agreement dated as of February 8, 2005 among Good Times Restaurants Inc., The Erie County Investment Co. and The Bailey Company, LLLP (previously filed as Exhibit 5 to the Amendment No. 6 to Schedule 13D filed by The Erie County Investment Co., The Bailey Company, LLLP and Paul T. Bailey (File No. 005-42729) on February 14, 2005 and incorporated herein by reference)

5.1*	Opinion of Ballard Spahr Andrews & Ingersoll, LLP
23.1**	Consent of Hein & Associates LLP
23.2*	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5.1)
24.1**	Power of Attorney (included in signature page hereof)

* Filed herewith.

** Previously filed.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Golden, State of Colorado, on April 4, 2005.

GOOD TIMES RESTAURANTS INC.

By: /s/ Boyd E. Hoback

Boyd E. Hoback, President

and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Boyd E. Hoback Boyd E. Hoback	President, Chief Executive Officer and Director	April 4, 2005

/s/ Susan M. Knutson Susan M. Knutson	Controller (Principal accounting officer and principal financial officer)	April 4, 2005

*_________________________________ Geoffrey R. Bailey	Director	April 4, 2005

*_________________________________ Ron Goodson	Director	April 4, 2005

*_________________________________ David J. Grissen	Director	April 4, 2005

*_________________________________ Eric W. Reinhard	Director	April 4, 2005

*_________________________________ Richard J. Stark	Director	April 4, 2005

*_________________________________ Alan A. Teran	Director	April 4, 2005

/s/ Boyd E. Hoback

* By: Boyd E. Hoback

Attorney-in-Fact

EXHIBIT INDEX
Exhibit Number	Description
4.1

Articles of Incorporation of the registrant (previously filed on November 30, 1988 as Exhibit 3.1 to the registrant's Registration Statement on Form S-18 (File No. 33-25810-LA) and incorporated herein by reference)

4.2

Amendment to Articles of Incorporation of the registrant dated January 23, 1990 (previously filed on January 18, 1990 as Exhibit 3.1 to the registrant's Current Report on Form 8-K (File No. 000-18590) and incorporated herein by reference)

4.3

Amendment to Articles of Incorporation of the registrant (previously filed as Exhibit 3.5 to the registrant's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996 (File No. 000-18590) and incorporated herein by reference)

4.4

Certificate of Designations, Preferences, and Rights of Series B Convertible Preferred Stock (previously filed as Exhibit 1 to the Amendment No. 6 to Schedule 13D filed by The Erie County Investment Co., The Bailey Company, LLLP and Paul T. Bailey (File No. 005-42729) on February 14, 2005 and incorporated herein by reference)

4.5

Restated Bylaws of the registrant dated November 7, 1997 (previously filed as Exhibit 3.6 to the registrant's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1997 (File No. 000-18590) and incorporated herein by reference)

4.6

Securities Purchase Agreement dated as of December 30, 2004 among Good Times Restaurants Inc., Pacere Investments, LLC and individual investors (previously filed as Exhibit 10.1 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.7

Securities Purchase Agreement dated as of December 30, 2004 between Good Times Restaurants Inc. and The Bailey Company, LLLP (previously filed as Exhibit 10.2 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.8

Securities Purchase Agreement dated as of December 30, 2004 between Good Times Restaurants Inc. and Eric Reinhard (previously filed as Exhibit 10.3 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.9

Stock Restriction and Registration Rights Agreement dated as of December 30, 2004 among Good Times Restaurants Inc., Pacere Investments, LLC and individual investors (previously filed as Exhibit 10.4 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.10

Stock Restriction and Registration Rights Agreement dated as of December 30, 2004 among Good Times Restaurants Inc. and The Bailey Company, LLLP (previously filed as Exhibit 10.5 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.11

Stock Restriction and Registration Rights Agreement dated as of December 30, 2004 among Good Times Restaurants Inc. and Eric Reinhard (previously filed as Exhibit 10.6 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.12

Supplemental Registration Rights Agreement dated as of December 30, 2004 between Good Times Restaurants Inc. and The Bailey Company, LLLP (previously filed as Exhibit 10.7 to the registrant's Current Report on Form 8-K filed on January 3, 2005 (File No. 000-18590) and incorporated herein by reference)

4.13

Amendment to Securities Purchase Agreements dated as of January 27, 2005 among Good Times Restaurants Inc., The Erie County Investment Co., Pascere Investments, LLC and the investors signatory thereto, and Eric W. Reinhard (previously filed as Exhibit 10. 1 to the registrant's Current Report on Form 8-K filed on January 27, 2005 (File No. 000-18590) and incorporated herein by reference)

4.14

Amendment to Supplemental Stock Restriction and Registration Rights Agreement dated as of February 8, 2005 among Good Times Restaurants Inc., The Erie County Investment Co. and The Bailey Company, LLLP (previously filed as Exhibit 5 to the Amendment No. 6 to Schedule 13D filed by The Erie County Investment Co., The Bailey Company, LLLP and Paul T. Bailey (File No. 005-42729) on February 14, 2005 and incorporated herein by reference)

5.1*	Opinion of Ballard Spahr Andrews & Ingersoll, LLP
23.1**	Consent of Hein & Associates LLP
23.2*	Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in Exhibit 5.1)
24.1**	Power of Attorney (included in signature page hereof)

* Filed herewith.

** Previously filed.